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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-A

                  For Registration of Certain Classes of Securities
                      Pursuant to Section 12(b) or 12(g) of the
                           Securities Exchange Act of 1934

                          FEDERATED DEPARTMENT STORES, INC.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                13-3324058
------------------------------------------       --------------------
(State of Incorporation or Organization)           (I.R.S. Employer
                                                  Identification No.)



                      7 West Seventh Street, Cincinnati, Ohio  45202
                                         and
                       1440 Broadway, New York, New York  10018
                 ----------------------------------------------------
                       (Address of Principal Executive Offices)


If this form relates to the            If this form relates to the
registration of a class of             registration of a class of debt
debt securities and is                 securities and is to become effective
effective upon filing pursuant         simultaneously with the effectiveness
to General Instruction A(c)(1)         of a concurrent registration statement
please check the following box  /X/    under the Securities Act of 1933
                                       pursuant to General Instruction A(c)(2)
                                       please check the following box / /


    Securities to be registered pursuant to Section 12(b) of the Act:
         Title of Each Class                Name of Each Exchange on Which
         to be so Registered                Each Class is to be Registered
         -------------------                ------------------------------
  7.45% Senior Debentures Due 2017               New York Stock Exchange, Inc.
  6.79% Senior Debentures Due 2027               New York Stock Exchange, Inc.
  --------------------------------               ------------------------------


    Securities to be registered pursuant to Section 12(g) of the Act:

                                         None
 ------------------------------------------------------------------------------
                                   (Title of Class)

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                               INFORMATION REQUIRED IN
                                REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the securities registered hereby is included in a prospectus filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act") on July 11, 1997, in connection with the registration of such securities under the Securities Act pursuant to a Registration Statement on Form S-3 (Registration No. 33-64973). Such prospectus shall be deemed to be incorporated by reference herein.

ITEM 2.  EXHIBITS.

    1. Indenture, dated as of December 15, 1994, between the Registrant and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (Registration No. 33-88328) filed with the Commission on January 9, 1995, and incorporated herein by reference)

    2.   Form of Eighth Supplemental Trust Indenture, dated as of July
         14, 1997, between the Registrant and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee (filed as Exhibit 2 to the Registrant's Current Report on Form 8-K filed with the Commission on July 15, 1997, and incorporated herein by reference)

    3.   Form of 7.45% Senior Debenture due 2017 (included in Exhibit 2)

    4.   Form of Ninth Supplemental Trust Indenture, dated as of July 14,
         1997, between the Registrant and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee (filed as Exhibit 3 to the Registrant's Current Report on Form 8-K filed with the Commission on July 15, 1997, and incorporated herein by reference)

    5.   Form of 6.79% Senior Debenture due 2027 (included in Exhibit 4)


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                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                             FEDERATED DEPARTMENT STORES, INC.
                             (Registrant)




Date:  July 15, 1997         By:   /s/Dennis J. Broderick
                                 ---------------------------------------------
                                 Name:  Dennis J. Broderick
                                 Title: Senior Vice President, General Counsel
                                           and Secretary










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                                    EXHIBIT INDEX

    Exhibit
    Number                         Exhibit
    ------                         -------

      1. Indenture, dated as of December 15, 1994, between the Registrant and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (Registration No. 33-88328) filed with the Commission on January 9, 1995, and incorporated herein by reference)

      2. Form of Eighth Supplemental Trust Indenture, dated as of July 14, 1997, between the Registrant and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee (filed as Exhibit 2 to the Registrant's Current Report on Form 8-K filed with the Commission on July 15, 1997, and incorporated herein by reference)

      3. Form of specimen 7.45% Senior Debenture due 2017 (included in Exhibit 2)

      4. Form of Ninth Supplemental Trust Indenture, to be dated as of July 14, 1997, between the Registrant and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee (filed as Exhibit 3 to the Registrant's Current Report on Form 8-K filed with the Commission on July 15, 1997, and incorporated herein by reference)

      5. Form of specimen 6.79% Senior Debenture due 2027 (included in Exhibit 4)




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